UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                  July 10, 2003


                          PACIFIC ENERGY PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)


          Delaware                         313345               68-0490580
(State or other jurisdiction of         (Commission            (IRS Employer
incorporation or organization)          File Number)         Identification No.)



                               5900 Cherry Avenue
                              Long Beach, CA 90805
                     (Address of principal executive office)


                                 (562) 728-2800
              (Registrant's telephone number, including area code)



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ITEM  7.    STATEMENTS AND EXHIBITS.

            (c) Exhibits.

                 99.1 Pacific Energy Partners, L.P., press release dated July 10, 2003.

ITEM  9.    REGULATION FD DISCLOSURE.

     Attached as Exhibit 99.1 is a copy of the press release of Pacific Energy Partners, L.P., dated July 10, 2003, announcing that its pending purchase of the EPTC assets from Southern California Edison Company was approved by the California Public Utilities Commission.

     In accordance with General Instruction B.2 of Form 8-K and Securities and Exchange Commission Release No. 33-8176, the above information is being furnished under Item 9 of Form 8-K and is not deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                           PACIFIC ENERGY PARTNERS, L.P.

                           By: PACIFIC ENERGY GP, INC.
                               its General Partner



                           By:
                              ------------------------------------
                              Irvin Toole, Jr.
                              President and Chief Executive Officer

Date:  July 10, 2003

                                  EXHIBIT INDEX



  Exhibit
  Number                 Description
  --------               -----------

 Exhibit 99.1            Press Release of Pacific Energy Partners, L.P., dated
                         July 10, 2003

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